Risk Management	12 Months Ended
Dec. 31, 2018
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Risk Management

NOTE 4. RISK MANAGEMENT

Financial risk factors

Interest rate risk

The interest rate risk is very limited as the Group has only a limited amount of finance leases and outstanding bank loans. So far, because of the materiality of the exposure, the Group did not enter into any interest hedging arrangements.

Credit risk

Seen the limited amount of trade receivables due to the fact that sales to third parties are not significant, credit risk arises mainly from cash and cash equivalents and deposits with banks and financial institutions. The Group only works with international reputable commercial banks and financial institutions.

Foreign exchange risk

The Group is exposed to foreign exchange risk as certain collaborations or supply agreements of raw materials are denominated in USD. Moreover, the Group has also investments in foreign operations, whose net assets are exposed to foreign currency translation risk (USD). So far, the Group did not enter into any currency hedging arrangements.

At year-end, the foreign exchange risk exposure lied on the cash and short-term deposits denominated in USD.

EUR/USD foreign (loss)/gain exposure	+2%	+1%	-1%	-2%
31 December 2018	(€0.2 million)	(€0.1 million)	+€0.1 million	+€0.2 million
31 December 2017	(€0.7 million)	(€0.3 million)	+€0.3 million	+€0.7 million

A depreciation of 1% on the USD versus EUR would translate into an unrealized foreign exchange loss of €115k for the Group at 31 December 2018.

Liquidity risk

The Group monitors its risk to a shortage of funds using a recurring liquidity planning tool.

The Group’s objective is to maintain a balance between continuity of funding and flexibility through the use of bank deposit and finance leases.

The Group is exposed to liabilities and contingent liabilities as a result of the RCAs it has received from the Walloon Government, as we are required to make exploitation decisions.

We refer to Note 20 for an analysis of the Group’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

Capital management

The Group’s objectives when managing capital are to safeguard Celyad’ ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an adequate structure to limit to costs of capital.